                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 2001


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
              -----------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                 ----------------------------------------------
                      (Issuer with respect to Certificates)

         New York                         33-93570                13-4994650
------------------------------   ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


                    270 Park Avenue, New York, New York              10017
                    ---------------------------------------     ----------------
                    (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On November 15, 2001, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        --------------

                  20.1 Monthly Statement to Certificateholders with respect to the November 15, 2001 distribution.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 27, 2001

                                       JPMorgan Chase Bank
                                       (f/k/a The Chase Manhattan Bank),
                                       as Servicer

                                       By: Chase Manhattan Mortgage Corporation


                                       By: /s/ Richard P. Dargan
                                       ----------------------------
                                       Name: Richard P. Dargan
                                       Title: Vice President

                                       INDEX TO EXHIBITS
                                       ----------------------------

Exhibit No.                            Description
---------------                        -----------------
20.1                                   Statement to  Certificateholders  dated
                                       November 15, 2001  delivered  pursuant
                                       to  Section  5.03  of the Pooling  and
                                       Servicing   Agreement   dated  as  of
                                       September 1, 1995.

             Chase Manhattan Bank Revolving Home Equity Loan 1995-1

                         Statement to Certificateholders

                                November 15, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL         BEGINNING                                                                               ENDING
            FACE           PRINCIPAL                                                   REALIZED     DEFERRED      PRINCIPAL
 CLASS     VALUE            BALANCE        PRINCIPAL        INTEREST        TOTAL       LOSSES      INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------

  Al     357,735,172.00   36,415,578.53   4,183,265.38     86,704.48   4,269,969.86      0.00         0.00     32,232,313.15
  A2      40,000,000.00    4,071,791.80     467,749.97      9,642.23     477,392.20      0.00         0.00      3,604,041.83
  R                0.00            0.00           0.00    184,155.77     184,155.77      0.00         0.00              0.00

------------------------------------------------------------------------------------------------------------------------------------
TOTALS   397,735,172.00   40,487,370.33   4,651,015.35    280,502.48   4,931,517.83      0.00         0.00     35,836,354.98
------------------------------------------------------------------------------------------------------------------------------------
  SI       8,117,044.50   70,651,108.48           0.00    467,879.90     467,879.90      0.00         0.00     72,242,040.47
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------  -----------------------------------
                       FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                               PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------  -----------------------------------
                                                                                                                CURRENT
            BEGINNING                                                                ENDING                    PASS-THRU
CLASS       PRINCIPAL          PRINCIPAL          INTEREST           TOTAL          PRINCIPAL      CLASS          RATE
-----------------------------------------------------------------------------------------------  -----------------------------------
  Al       101.79479509       11.69374920         0.24237058      11.93611977      90.10104589       Al        2.7650000%
  A2       101.79479500       11.69374925         0.24105575      11.93480500      90.10104575       A2        2.7500000%
-----------------------------------------------------------------------------------------------  -----------------------------------
TOTALS     101.79479508       11.69374920         0.70524937      12.39899857      90.10104588
-----------------------------------------------------------------------------------------------  -----------------------------------
  SI     8,704.04350746        0.00000000        57.64165763      57.64165763   8,900.04243170       SI        0.0000000%
-----------------------------------------------------------------------------------------------  -----------------------------------


       IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE
                    CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Mark M. Volosov
                JPMorgan Chase Bank - Structured Finance Services
                             450 West 33rd, 14th Fl
                            New York, New York 10001
                    Tel: (212) 946-7172 / Fax: (212) 946-8302


[JPMorgan Logo omitted]               Copyright (c) 2001 J.P. Morgan Chase & Co.
                                      All rights reserved.


             Chase Manhattan Bank Revolving Home Equity Loan 1995-1
                                November 15, 2001
Sec. 4.01(i)             Principal Collections recieved during the Collection Period                      4,745,923.25
                         Interest Collections recieved during the Collection Period                         797,394.33
                         Additional Draw Amount                                                              94,918.46
Sec. 4.01(iii)           Floating Allocation Percentage                                                    37.643790 %
                         Fixed Allocation Percentage                                                       98.000000 %
Sec. 4.01(iv)            Investor Certificate Interest Collections                                          282,454.19
Sec. 4.01(v)             Investor Certificate Principal Collections                                       4,651,004.79
Sec. 4.01(vi)            Seller Interest Collections                                                        467,879.90
                         Seller Principal Collections                                                        94,918.46
Sec. 4.01(xi)            Accelerated Principal Distribution Amount                                               10.57
                         Accelerated Principal Distribution Amount Actually Distributed                          10.57
Sec. 4.01(xiii)          Amount Required to be Paid by Seller                                                     0.00
                         Amount Required to be Paid by Servicer                                                   0.00
Sec. 4.01(xiv)           Servicing Fee                                                                       47,060.24
                         Accrued and Unpaid Servicing Fees                                                        0.00
Sec. 4.01(xv)            Liquidation Loss Amounts (Net of Charge Off Amounts)                                     0.00
                         Charge Off Amounts                                                                       0.00
                         Charge Off Amounts allocable to Investor Certificateholders                              0.00
                         Cumulative Loss Amounts                                                          1,070,689.39
Sec. 4.01(xvi)           Pool Balance as of end of preceding Collection Period                          112,944,581.10
                         Pool Balance as of end of second preceding Collection Period                   114,941,818.21
Sec. 4.01(xvii)          Invested Amount                                                                 37,865,605.41
Sec. 4.01(xxi)           Has a Rapid Amortization Event Ocurred?                                                   YES
Sec. 4.01(xxii)          Has an Event of Default Ocurred?                                                           NO
Sec. 4.01(xxiii)         Amount Distributed to Credit Enhancer per 5.01(a)(1)                                 1,941.14
                         Amount Distributed to Credit Enhancer per 5.01(a)(6)                                     0.00
                         Unreimbursed Amounts Due to Credit Enhancer                                              0.00
Sec. 4.01(xxiv)          Guaranteed Principal Distribution Amount                                                 0.00
Sec. 4.01(xxv)           Credit Enhancement Draw Amount                                                           0.00
Sec. 4.01(xxvi)          Amount Distributed to Seller per 5.01 (a)(10)                                      184,155.77
Sec. 4.01(xxvii)         Maximum Rate                                                                          6.7002 %
                         Weighted Average Net Loan Rate                                                        6.7002 %


[JPMorgan Logo omitted]               Copyright (c) 2001 J.P. Morgan Chase & Co.
                                      All rights reserved.


             Chase Manhattan Bank Revolving Home Equity Loan 1995-1
                                November 15, 2001

Sec. 4.01(xxviii)        Minimum Seller Interest                                                          2,197,690.17
Sec. 4.01(xxix)          Required Servicer Advance                                                                0.00
                         Unreimbursed Required Servicer Advance                                                   0.00
                         Required Servicer Advance Reimbursement                                                  0.00
Sec. 4.01(xxx)           Spread Account Requirement                                                               0.00
                         Amount on deposit in the Spread Account (after the Spread Withdrawal)                    0.00
                         Spread Account Deposit                                                                   0.00
                         Spread Account Withdrawal (including Spread Account Deposits)                            0.00


                                       Delinquencies
                         -------------------------------------------------------
                                                Group 1
                         -------------------------------------------------------
                           Period      Number  Principal Balance    Percentage
                         -------------------------------------------------------
                           0-3 days         0               0.00          0.00%
                         31-60 days        39       1,164,936.98          1.06%
                         61-90 days         8         231,203.27          0.21%
                         91-120 days        3         167,107.41          0.15%
                         121+ days         12         341,079.29          0.31%
                           Total           62       1,904,326.95          1.73%
                         -------------------------------------------------------

                                           Loans in Foreclosure
                               -----------------------------------------
                                                     Group 1
                               -----------------------------------------
                               Number  Principal Balance    Percentage
                               -----------------------------------------
                                   0               0.00          0.00%
                               -----------------------------------------



                                           Loans in REO
                               -----------------------------------------
                                                     Group 1
                               -----------------------------------------
                               Number  Principal Balance    Percentage
                               -----------------------------------------
                                   0               0.00          0.00%
                               -----------------------------------------


[JPMorgan Logo omitted]               Copyright (c) 2001 J.P. Morgan Chase & Co.
                                      All rights reserved.

                     [Letterhead of J.P. Morgan Chase & Co.]



                                                              November 27, 2001



VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20001


         Re:      Chase Manhattan Home Equity Loan Trust 1995-1
                  Revolving Home Equity Loan Asset Backed Certificates


Ladies and Gentlemen:

         I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated November 15, 2001.

         Please confirm your receipt of such transmittal.


                                                         Very truly yours,

                                                         /s/ James Y. Lee
                                                         -----------------------
                                                         James Y. Lee


Encl.